EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


     We hereby consent to the use of our name in Form S-8 registration statement of National Parking Systems, Inc.


Oklahoma  City,  Oklahoma                       STEPHEN  A.  ZRENDA,  JR.,  P.C.
June  14,  2005

                                          By:  /s/  Stephen A. Zrenda, Jr.
                                               ------------------------------
                                               Stephen  A.  Zrenda,  Jr.

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